Exhibit 10.1
FOURTH AMENDMENT TO CREDIT AGREEMENT
This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of October 27, 2015 among FLIR SYSTEMS, INC., an Oregon corporation (the "Company"), certain Subsidiaries of the Company party hereto as Designated Borrowers (together with the Company, the "Borrowers" and, each a "Borrower"), the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement (as defined below).
RECITALS
WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent are currently party to the Credit Agreement dated as of February 8, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of August 9, 2011, that certain Second Amendment to Credit Agreement, dated as of September 7, 2012, that certain Third Amendment to Credit Agreement dated April 5, 2013 and as otherwise modified prior to the Fourth Amendment Effective Date (as hereinafter defined), the “Credit Agreement”), and
WHEREAS, the Borrowers, the Lenders and the Administrative Agent have entered into the this Amendment in order to amend the Credit Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
AGREEMENT
1.    Amendments. Effective upon satisfaction of the conditions precedent set forth in Section 2 below:
(A)    Clause (b) of the definition of “Change of Control” now appearing in Section 1.01 of the Credit Agreement is amended and restated in its entirety as follows:
(b)    during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Company cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or
(B)    The definitions of “Assignment and Assumption”, “Eurocurrency Base Rate”, “Loan Notice”, “Responsible Officer” and “Swing Line Loan Notice” now appearing in Section 1.01 of the Credit Agreement are amended and restated in their entireties as follows:

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 11.06(b)), and accepted by the Administrative Agent, in substantially the form of Exhibit 11.06(b) or any other form (including electronic documentation generated by use of an electronic platform) approved by the Administrative Agent.
“Eurocurrency Base Rate” means
(a)    for any Interest Period with respect to a Eurocurrency Rate Loan:
(i)    in the case of Eurocurrency Rate Loan denominated in a LIBOR Quoted Currency, the rate per annum equal to the London Interbank Offered Rate (“LIBOR”) or a comparable or successor rate, which rate is approved by the Administrative Agent, as published by Bloomberg (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “LIBOR Rate”) at or about 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for deposits in the relevant currency (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period;
(ii)     in the case of Eurocurrency Rate Loan denominated in Canadian dollars, the rate per annum equal to the Canadian Dealer Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) (in such case, the “CDOR Rate”) at or about 10:00 a.m. (Toronto, Ontario time) on the Rate Determination Date with a term equivalent to such Interest Period;
(iii)     in the case of a Eurocurrency Rate Loan denominated in Australian dollars, the rate per annum equal to the Bank Bill Swap Reference Bid Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 10:30 a.m. (Melbourne, Australia time) on the Rate Determination Date with a term equivalent to such Interest Period;
(iv)     in the case of a Eurocurrency Rate Loan denominated in Kronor, the rate per annum equal to Stockholm Interbank Offered Rate, or a comparable or successor rate which rate is approved by the Administrative Agent, as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time) at or about 11:00 a.m. (Stockholm, Sweden time) on the Rate Determination Date with a term equivalent to such Interest Period;
(v)     in the case of any other Eurocurrency Rate Loan denominated in an Alternative Currency that is not a LIBOR Quoted Currency (other than those specified above), the rate designated with respect to such Alternative Currency at the time such Alternative Currency is approved by the Administrative Agent and the Lenders pursuant to Section 1.06; and
(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the LIBOR Rate , at about 11:00 a.m., London time determined two Business Days prior to such date for Dollar deposits for a term of one month commencing that day;
provided that (i) to the extent a comparable or successor rate is approved by the Administrative Agent in connection herewith, the approved rate shall be applied in a manner consistent with market practice; provided, further that to the extent such market practice is not administratively feasible for the Administrative Agent, such approved rate shall be applied as otherwise reasonably determined by the Administrative Agent and (ii) if the Eurocurrency Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.
“Loan Notice” means a notice of (a) a Borrowing of Revolving Loans or the Term Loan, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurocurrency Rate Loans, in each case pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit 2.02 or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the Company.
“Responsible Officer” means the chief executive officer, president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party and, solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.
“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit 2.04 or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approve by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Company.
(C)    The following new definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:
“LIBOR Quoted Currency” means Dollars and any Alterative Currency for which there is a published LIBOR rate with respect thereto, in each case as long as there is a published LIBOR rate with respect thereto.

“Rate Determination Date” means two (2) Business Days prior to the commencement of such Interest Period (or such other day as is generally treated as the rate fixing day by market practice in such interbank market, as determined by the Administrative Agent; provided that to the extent such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent).
(D)    Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a)    Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurocurrency Rate Loans shall be made upon the Company’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of, Eurocurrency Rate Loans denominated in Dollars or of any conversion of Eurocurrency Rate Loans denominated in Dollars to Base Rate Loans, (ii) four Business Days (or five Business Days in the case of a Special Notice Currency) prior to the requested date of any Borrowing or continuation of Eurocurrency Rate Loans denominated in Alternative Currencies, and (iii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurocurrency Rate Loans shall be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Sections 2.03(c) and 2.04(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $500,000 or a whole multiple of $100,000 in excess thereof. Each Loan Notice shall specify (i) whether the Company is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurocurrency Rate Loans, (ii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a Business Day), (iii) the principal amount of Loans to be borrowed, converted or continued, (iv) the Type of Loans to be borrowed or to which existing Loans are to be converted, (v) if applicable, the duration of the Interest Period with respect thereto, (vi) the currency of the Loans to be borrowed, and (vii) if applicable, the Designated Borrower. If the Company fails to specify a currency in a Loan Notice requesting a Borrowing, then the Loans so requested shall be made in Dollars. If the Company fails to specify a Type of a Loan in a Loan Notice or if the Company fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans; provided, however, that in the case of a failure to timely request a continuation of Loans denominated in an Alternative Currency, such Loans shall be continued as Eurocurrency Rate Loans in their original currency with an Interest Period of one month. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurocurrency Rate Loans. If the Company requests a Borrowing of, conversion to, or continuation of Eurocurrency Rate Loans in any Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month. No Loan may be converted into or continued as a Loan denominated in a different currency, but instead must be prepaid in the original currency of such Loan and reborrowed in the other currency.

(E)    Section 2.04(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(b)    Borrowing Procedures. Each Borrowing of Swing Line Loans shall be made upon the Company’s irrevocable notice to the Swing Line Lender and the Administrative Agent, which may be given by (A) telephone or (B) by a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice. Each such Swing Line Loan Notice must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested borrowing date, and shall specify (i) the amount to be borrowed, which shall be a minimum principal amount of $100,000 and integral multiples of $100,000 in excess thereof, and (ii) the requested borrowing date, which shall be a Business Day. Promptly after receipt by the Swing Line Lender of any telephonic Swing Line Loan Notice, the Swing Line Lender will confirm with the Administrative Agent (by telephone or in writing) that the Administrative Agent has also received such Swing Line Loan Notice and, if not, the Swing Line Lender will notify the Administrative Agent (by telephone or in writing) of the contents thereof. Unless the Swing Line Lender has received notice from the Administrative Agent (including at the request of any Revolving Lender) prior to 2:00 p.m. on the date of the proposed Borrowing of Swing Line Loans (A) directing the Swing Line Lender not to make such Swing Line Loan as a result of the limitations set forth in the first proviso to the first sentence of Section 2.04(a), or (B) that one or more of the applicable conditions specified in Article V is not then satisfied, then, subject to the terms and conditions hereof, the Swing Line Lender will, not later than 3:00 p.m. on the borrowing date specified in such Swing Line Loan Notice, make the amount of its Swing Line Loan available to the Company.
(F)    The phrase “such notice must be received by the Administrative Agent” appearing in Section 2.05(a)(i) of the Credit Agreement is hereby replaced with the phrase “such notice must be in a form reasonably acceptable to the Administrative Agent and received by the Administrative Agent”.
(G)    The phrase “such notice must be received by the Swing Line Lender” appearing in Section 2.05(a)(ii) of the Credit Agreement is hereby replaced with the phrase “such notice must be in a form reasonably acceptable to the Swing Line Lender and received by the Swing Line Lender”.
(H)    The parenthetical phrase “(including e‑mail and Internet or intranet websites)” appearing in Section 11.02(b) of the Credit Agreement is hereby replaced with the parenthetical phrase “(including e‑mail, FpML messaging and Internet or intranet websites)”.
(I)    Section 11.19 of the Credit Agreement is hereby amended and restated in its entirety as follows:
The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, any other document executed in connection herewith and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the

Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.
2.    Effectiveness; Conditions Precedent. This Amendment shall be and become effective as of date hereof (the “Fourth Amendment Effective Date”) when the Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrowers, the Guarantors, the Administrative Agent and the Required Lenders.
3.    Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable documented fees and expenses of Moore & Van Allen PLLC.
4.    Ratification of Credit Agreement. From and after the Fourth Amendment Effective Date, the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof” and words of similar import, as used in the Credit Agreement (including all exhibits and schedules thereto), shall, unless the context requires otherwise refer to the Credit Agreement as amended by this Amendment. The term “Credit Agreement” as used in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment. Except as herein specifically agreed, the Credit Agreement as amended by this Amendment is hereby ratified and confirmed and shall remain in full force and effect according to its terms. The Loan Parties acknowledge and consent to the modifications set forth herein and agree that this Amendment does not impair, reduce or limit any of their obligations under the Loan Documents (including, without limitation, the indemnity obligations set forth therein) and that, after the date hereof, this Amendment shall constitute a Loan Document. Notwithstanding anything herein to the contrary and without limiting the foregoing, the Company and each Subsidiary Guarantor reaffirms its guaranty obligations set forth in the Credit Agreement.
5.    Authority/Enforceability. Each of the Loan Parties represents and warrants as follows:
(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.
(b)    This Amendment has been duly executed and delivered by such Person and constitutes such Person's legal, valid and binding obligation, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be subject to (i) the effect of applicable

Debtor Relief Laws and (ii) to the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(c)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or Governmental Authority or third party is required in connection with the execution, delivery or performance by such Person of this Amendment, other than those that have already been obtained and are in full force and effect.
(d)    The execution and delivery of this Amendment does not (i) contravene any provision of its Organization Documents or (ii) materially violate any Laws applicable to it.
6.    Representations. The Loan Parties represent and warrant to the Lenders that the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date.
7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic means shall be effective as an original.
8.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered and this Amendment shall be effective as of the date first above written.
BORROWERS:            FLIR SYSTEMS, INC.,
an Oregon corporation
By:    /s/ Stephen D. Wideman
Name: Stephan D. Wideman
Title:
FLIR SYSTEMS, B.V.,
a Dutch company
By:    /s/ Andrew C. Teich
Name: Andrew C. Teich
Title:
By:    /s/ Henri Dragt
Name: Henri Dragt
Title:
FLIR SYSTEMS HOLDING AB,
a Swedish corporation

By:    /s/ Tom Surran
Name: Tom Surran
Title:
By:    /s/ Rikard Lindvall
Name: Rikard Lindvall
Title:

FLIR SYSTEMS, INC.
AMENDMENT AND RESTATEMENT AGREEMENT

FLIR SYSTEMS AKTIEBOLAG,
a Swedish corporation

By:    /s/ Tom Surran
Name: Tom Surran
Title:
By:    /s/ Rikard Lindvall
Name: Rikard Lindvall
Title:
FLIR SYSTEMS LIMITED.,
a company incorporated in England and Wales
By:    /s/ Tom Surran
Name: Tom Surran
Title:
SUBSIDIARY
GUARANTORS:        FLIR COMMERCIAL SYSTEMS, INC.,
a California corporation
By:    /s/ Stephen D. Wideman
Name: Stephen D. Wideman
Title: VP Treasurer
FLIR GOVERNMENT SYSTEMS, INC.,
a Delaware corporation
By:    /s/ Stephen D. Wideman
Name: Stephen D. Wideman
Title: VP Treasurer

FLIR SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent
By:    /s/ Anthea Del Bianco
Name: Anthea Del Bianco
Title: Vice President
LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender
By:    /s/ Daryl K. Hogge
Name: Daryl K. Hogge
Title: Senior Vice President
U.S. BANK NATIONAL ASSOCIATION,
as a Lender
By:
Name:
Title:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Ling Li
Name: Ling Li
Title: Vice President
MUFG UNION BANK, N.A.
f/k/a Union Bank, N.A.,
as a Lender
By:    /s/ Pierre Bury
Name: Pierre Bury
Title: Director

FLIR SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT

SVENSKA HANDELSBANKEN AB (publ) NEW YORK BRANCH,
as a Lender
By:    /s/ Jonas Almhojd
Name: Jonas Almhojd
Title: Senior Vice President
By:    /s/ Nancy D’Albert
Name: Nancy D’Adbert
Title: Vice President

THE NORTHERN TRUST COMPANY,
as a Lender
By:    /s/ Brittany Mondane
Name: Brittany Mondane
Title: Second Vice President
HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender
By:    /s/ Paul Ip
Name: Paul Ip
Title: Vice President

FLIR SYSTEMS, INC.
FOURTH AMENDMENT TO CREDIT AGREEMENT